SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )


Filed by the Registrant     [X]
Filed by a party other than the Registrant     [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                            SIT MUTUAL FUNDS II, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction: (5) Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11 (a)(2) and the identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                            SIT MUTUAL FUNDS II, INC.
                                 3300 IDS CENTER
                             80 SOUTH EIGHTH STREET
                          MINNEAPOLIS, MINNESOTA 55402

                                  April 5, 2005


To the Shareholders of Sit Bond Fund:

         I am writing to inform you of a Special Meeting of the shareholders of Sit Bond Fund ("Bond Fund" or the "Fund"), a series of Sit Mutual Funds II, Inc., that will be held at 9:00 a.m. on Thursday, April 28, 2005 at the offices of Sit Investment Associates, Inc., 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota. The purpose of this meeting is to vote on a proposal providing for the complete dissolution, liquidation, and termination of Bond Fund. If the proposal is approved, the Bond Fund's investment adviser will liquidate the Fund's assets and distribute the net proceeds, pro rata, to Fund shareholders.

         The attached Proxy Statement provides you with additional information about the proposed dissolution. There is also attached a "Q&A" which should provide answers to many of your questions. We urge you to read all of the enclosed materials carefully.

         Sit Mutual Funds' Board of Directors has approved the proposed dissolution of Bond Fund and recommends it for your approval. I encourage you to vote "FOR" the proposal, and ask that you please send your completed proxy ballot in as soon as possible to help save the cost of additional solicitations. As always, we thank you for your confidence and support.

                                       Sincerely,

                                       /s/ Eugene C. Sit

                                       Eugene C. Sit
                                       Chairman

            WHAT YOU SHOULD KNOW ABOUT THIS PROPOSED FUND DISSOLUTION


     THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS ENCOURAGES YOU TO READ THE ATTACHED PROXY STATEMENT CAREFULLY. THE FOLLOWING IS A BRIEF OVERVIEW OF THE KEY ISSUES.

WHY IS MY FUND HOLDING A SPECIAL SHAREHOLDERS MEETING?

     The meeting is being called to ask you to approve the dissolution, liquidation, and termination of the Sit Bond Fund (the "Fund"). If shareholders vote in favor of the dissolution, the Fund will liquidate its assets and distribute the net proceeds, pro rata, to shareholders.

WHY WAS THE DISSOLUTION PROPOSED?

     Sit Investment Associates, Inc. (the "Adviser"), the investment adviser to the Fund, recommended the dissolution to the Board because it believes that the Fund is unlikely to grow to a size that is economically viable. At the end of December 2004, the Fund had net assets of less than $14 million.

WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF DISSOLUTION?

     The Fund will cease to carry on its business and will proceed to sell all of its portfolio securities and other assets for cash. Shareholders of the Fund will be mailed a check to their address of record for their proportionate share of the liquidation distribution. Shareholders whose shares are held in the name of their broker or other financial institution will receive their distribution through their nominee firms. The Fund will then be statutorily dissolved and will cease to exist, and no shareholder will have any interest in the Fund.

IF THE FUND DISSOLVES, WILL THERE BE TAX CONSEQUENCES FOR ME?

     Payment by the Fund of liquidation distributions to shareholders will be a taxable event. Shareholders will be viewed as having sold their Fund shares for an amount equal to the liquidation distribution(s) he or she receives. Each shareholder will recognize gain or loss in an amount equal to the difference between (a) the shareholder's adjusted basis in the Fund shares, and (b) such liquidation distribution(s). The gain or loss will be capital gain or loss to the shareholder if the Fund shares were capital assets in the shareholder's hands and will be long-term if the Fund shares were held for more than one year at the time of the liquidation distribution.

IF THE FUND DISSOLVES, WHAT ARE THE TAX CONSEQUENCES FOR IRAS AND OTHER QUALIFIED RETIREMENT PLANS?

     Payment by the Fund of a liquidation distribution to a shareholder for shares held in IRAs and other qualified retirement plans will be deemed to be a withdrawal from the plan. Withdrawals from qualified retirement plans are includable in income and taxable depending on the type of plan and contributions. The liquidation distribution may be deemed to be an early distribution from the plan and subject to an additional 10% tax if the shareholder is under the age of 59 1/2. Liquidation distributions for Fund shares held in a qualified plan will be subject to a 10% tax withholding. To exclude the liquidation distribution from income, and avoid the additional early distribution tax, the liquidation distribution may be timely and properly rolled over into an IRA or other qualified plan after the distribution has been received. However, the liquidation distribution will be subject to tax withholding.

     For Fund shares held in an IRA or other qualified retirement plan, it may be advantageous for the shareholder to exchange the Fund shares held in the plan for shares of another Sit Mutual Fund prior to the Fund's dissolution, or directly transfer or rollover the Fund shares into another IRA or other qualified plan with another sponsor prior to the Funds' dissolution. If a shareholder transfers or rolls over the shares prior to the Fund's dissolution, the shareholder will avoid receiving a liquidation distribution. PLEASE CALL AN INVESTOR SERVICE REPRESENTATIVE AT 1-800-332-5580 FOR ASSISTANCE.

CAN I EXCHANGE MY BOND FUND SHARES FOR SHARES OF ANOTHER SIT MUTUAL FUND?

     You may sell shares of the Fund and purchase shares of another Sit Mutual Fund prior to the dissolution by calling Sit Mutual Funds at 1-800-332-5580, by mailing a letter of instruction to Sit Mutual Funds at P.O. Box 5166, Westboro, MA 01581-5166, or by going online at www.sitfunds.com. Before making an exchange, please read the prospectus and consider the investment objective of the fund you are purchasing. An exchange of shares is a sale for federal income tax purposes and you may have a taxable capital gain or loss.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE DISSOLUTION?

     If shareholders do not approve the dissolution, the Fund initially will continue to be managed in accordance with its current investment objective and investment strategies. However, the Board of Directors may consider other alternatives, such as re-submission of the dissolution proposal to shareholders or changes in the investment strategies of the Fund.

WHO WILL PAY FOR THIS DISSOLUTION?

     The expenses of the dissolution, including legal expenses, printing, packaging and postage, plus the costs of any supplementary solicitation, will be borne by the Adviser.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

     The Board of Directors recommends that you vote in favor of the dissolution. Before you do, however, be sure to study the issues involved and call us with any questions, then vote promptly to ensure that a quorum will be represented at the special shareholders meeting.

WHERE DO I GET MORE INFORMATION ABOUT BOND FUND OR THE OTHER FUNDS IN THE SIT MUTUAL FUND FAMILY?

     Please call Sit Mutual Funds at 1-800-332-5580 or 612-334-5888 or go online at www.sitfunds.com.

                                  SIT BOND FUND
                                   A SERIES OF
                            SIT MUTUAL FUNDS II, INC.
                                 3300 IDS CENTER
                             80 SOUTH EIGHTH STREET
                          MINNEAPOLIS, MINNESOTA 55402
                                 (612) 334-5888

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 28, 2005

                                  April 5, 2005

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Sit Bond Fund, a series of Sit Mutual Funds II, Inc., will be held at 9:00 a.m., Central time, on April 28, 2005, at the offices of Sit Investment Associates, Inc., 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota. The purpose of the Special Meeting of Shareholders is as follows:

     1. To consider and vote upon a proposed Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of Sit Bond Fund. A vote in favor of the Plan of Dissolution and Liquidation will be considered a vote in favor of an amendment to the Amended and Restated Articles of Incorporation of Sit Mutual Funds II, Inc., required to effect the proposed dissolution and liquidation.

     2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Each shareholder is invited to attend the Special Meeting of Shareholders in person or by proxy. Shareholders of record as of the close of business on March 23, 2005 are the only persons entitled to receive notice of and to vote at the meeting and any adjournments thereof. Your attention is directed to the attached Proxy Statement.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY MATERIAL. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the accompanying Proxy Statement.


                                       By Order of the Board of Directors

                                       /s/ Eugene C. Sit

                                       EUGENE C. SIT
                                       CHAIRMAN

                                 PROXY STATEMENT

                                  SIT BOND FUND
                                   A SERIES OF
                            SIT MUTUAL FUNDS II, INC.
                                 3300 IDS CENTER
                             80 SOUTH EIGHTH STREET
                          MINNEAPOLIS, MINNESOTA 55402
                                 (612) 334-5888

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2005

     The enclosed proxy is solicited by the Board of Directors of Sit Mutual Funds II, Inc., on behalf of its series known as the Sit Bond Fund (the "Fund"), in connection with a Special Meeting of Shareholders to be held April 28, 2005, and any adjournments thereof. The costs of solicitation, including the cost of preparing and mailing the Notice of Special Meeting of Shareholders and this Proxy Statement, will be paid by Sit Investment Associates, Inc., the Fund's investment adviser (the "Adviser"). Mailing of the Notice of Special Meeting of Shareholders and this Proxy Statement will take place on approximately April 5, 2005. Representatives of the Fund may, without cost to the Fund, solicit proxies for the management of the Funds by means of mail, telephone, personal calls, or electronic means (I.E., e-mail). The address of the Adviser is that of the Fund as provided above.

     A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Fund, by delivery of a duly executed proxy bearing a later date or by attending and voting at the meeting. Unless revoked, proxies that have been returned without instructions will be voted in favor of the dissolution and liquidation of the Fund in accordance with the recommendation of the Board of Directors. In instances where a choice is specified by the shareholder in the proxy, those proxies will be voted in accordance with the shareholder's choice. Abstentions will be counted as present for purposes of determining whether a quorum of shares is present at the meeting, but will be counted as a vote "against" the proposal to liquidate and dissolve the Fund. Under the Rules of the New York Stock Exchange, if a proposal is considered "non-discretionary," then brokers who hold Fund shares in street name for customers are not authorized to vote on such proposal on behalf of their customers who have not furnished the broker specific voting instructions. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall be deemed present at the meeting for the purpose of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such proposal and therefore will not be counted as voted shares.

     So far as the Board of Directors is aware, no matter other than that described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to act upon such matters according to their best judgment.

     Only shareholders of record on March 23, 2005 may vote at the meeting or any adjournment thereof. As of that date, the Fund had 1,165,008 common shares, par value of $.001, issued and outstanding. Each shareholder of the Fund is entitled to one vote for each share held in the Fund. Under Minnesota law, no shareholder will be entitled to exercise any dissenters rights or appraisal rights with respect to the dissolution and liquidation of the Fund. A quorum of shares is required to take action at the meeting. The holders of a majority of the shares outstanding and entitled to vote at the meeting, represented in person or by proxy, will constitute a quorum of shares at the meeting.

     As of March 23, 2005, the officers and directors of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund. As of March 23, 2005, no person, to the knowledge of Fund management, was the beneficial owner of more than 5% of the voting shares of the Fund, except as follows:

----------------------------------------------------------------------------------------------------
                                                                   NUMBER OF              PERCENT OF
                                                              SHARES HELD IN             OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                                THE FUND      SHARES OF THE FUND
----------------------------------------------------------------------------------------------------
Wells Fargo Bank MN NA, Cust. Victor C. Wallestad                    280,281                 24.06%
733 Marquette Avenue, MS 0036
Minneapolis, MN
----------------------------------------------------------------------------------------------------
Charles Schwab & Company, Inc.,                                      221,934                 19.05%
Special Custody Account for Benefit Cust.
101 Montgomery Street
San Francisco, CA
----------------------------------------------------------------------------------------------------
Kaplan, Strangis and Kaplan P.A.                                      62,192                  5.34%
Profit Sharing Trust
5500 Wells Fargo Center
Minneapolis, MN
----------------------------------------------------------------------------------------------------
Olcoba Co.                                                            59,395                  5.10%
C/o Stanton Trust Company
3405 Annapolis Lane N. Ste 100
Minneapolis, MN
----------------------------------------------------------------------------------------------------

     In the event that sufficient votes are not received in favor of the proposal to liquidate and dissolve the Fund, the persons named as proxies may propose one or more adjournments of the meeting. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present (in person or by proxy) at the meeting or any adjournment thereof. The persons named as proxies will vote all shares that have voted for the proposal in favor of adjournment; shares voted against the proposal will be voted against adjournment.

     COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE COPIES, PLEASE CONTACT THE FUND BY MAIL AT 3300 IDS CENTER, 80 SOUTH EIGHTH STREET, MINNEAPOLIS, MINNESOTA 55402, OR CALL (800) 332-5580 OR (612) 334-5888 AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

               APPROVAL OF THE PLAN OF DISSOLUTION AND LIQUIDATION

INTRODUCTION

     At a meeting held February 20, 2005, the Board of Directors considered and approved the Adviser's recommendation that the Fund be dissolved and liquidated and considered and approved a form of a Plan of Dissolution and Liquidation of Sit Bond Fund (the "Liquidation Plan") to be submitted to the shareholders of the Fund for approval. A copy of the Liquidation Plan is attached as Exhibit A to this Proxy Statement. A vote in favor of the Liquidation Plan will be considered a vote in favor of an amendment to the Amended and Restated Articles of Incorporation of Sit Mutual Funds II, Inc. required to effect the proposed dissolution and liquidation. A copy of the Articles of Amendment to Amended and Restated Articles of

Incorporation of Sit Mutual Funds II, Inc. (the "Amended Articles") is included as part of Exhibit A to this Proxy Statement. If Fund shareholders approve the Liquidation Plan, the Adviser will sell the Fund's portfolio securities and other assets, pay creditors or establish reserves for such payments and distribute the net proceeds of such sales in cash, pro rata in accordance with Fund holdings. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE LIQUIDATION PLAN.

BACKGROUND

     The Fund is represented by Series C common shares of Sit Mutual Funds II, Inc., an open-end diversified management investment company that is a Minnesota corporation. The Fund's investment objective is to maximize total return consistent with preservation of capital. The Fund sought to achieve its objective by investing in a diversified portfolio of debt securities. At the end of December 2004, the Fund had net assets of less than $14 million held by fewer than 240 accounts. The Fund's net assets decreased by almost one-third between March 31, 2003 and December 31, 2004. The Adviser believes that the Fund is unlikely to grow to a size that is economically viable. Consequently, the Adviser believes that it would be in the best interest of the Fund's shareholders to approve the dissolution and liquidation of the Fund. Accordingly, the Adviser has recommended liquidating the Fund's assets and distributing the proceeds to Fund shareholders.

     At its February 20, 2005 meeting, the Board of Directors agreed with the Adviser's recommendation. Accordingly, the Board of Directors, including all of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, unanimously adopted a resolution declaring that the proposed dissolution and liquidation was in the best interests of the Fund and its shareholders, approving a form of a Liquidation Plan and a form of the Amended Articles, and directing the Adviser to formally prepare a Liquidation Plan and Amended Articles and submit them for shareholder approval.

DESCRIPTION OF THE LIQUIDATION PLAN AND RELATED TRANSACTIONS

     If the Liquidation Plan is approved by the Fund's shareholders, as of the date of approval, the Fund will cease to carry on its business and will proceed to sell all of its portfolio securities and other assets for cash at one or more public or private sales and at such prices and on such terms and conditions as the Adviser determines to be reasonable and in the best interests of the Fund and its shareholders. The Adviser anticipates that the aggregate of such prices, net of the Fund's liabilities, will approximate the Fund's net asset value on such date, subject to market changes during the period in which portfolio securities are sold. The Fund will file the Amended Articles reflecting the dissolution of the Fund with the Minnesota Secretary of State in accordance with Minnesota law. The Fund then will apply its assets to the payment, satisfaction and discharge of all existing debts and obligations of the Fund, and distribute in one or more payments the remaining assets among the shareholders of the Fund, with each shareholder receiving his or her proportionate share of each liquidation distribution in cash. Upon such filing, the Fund will be statutorily dissolved and will cease to exist, and no shareholder will have any interest whatsoever in the Fund. The Adviser will bear the expenses of liquidation of the Fund consistent with the terms of its Management Agreement with Fund, which provides that except for interest, brokerage commissions and transaction charges and certain extraordinary expenses, the Adviser will pay all of the Fund's costs and expenses.

     If the Liquidation Plan is adopted, the Adviser currently estimates that the liquidation distributions will be paid to shareholders during early May 2005. However, the exact date of the liquidation distributions will depend on the time required to liquidate the Fund's assets. Shareholders whose shares are held in the name of their broker or other financial institution will receive their distributions through their nominee firms. The Fund may, if deemed appropriate, hold back sufficient assets to deal with any disputed claims or other contingent liabilities which may then exist against the Fund. Any amount that is held back relating to any such claim will be deducted pro rata from the net assets distributable to shareholders and held until the claim is settled or otherwise determined. The Adviser does not anticipate, however, that it will be necessary to hold back any assets to deal with disputed claims or other contingent liabilities. In the event that claims are not adequately provided for or are brought after dissolution by previously unknown creditors or claimants, Fund directors and officers could be held personally liable. In addition, claims possibly could be pursued against shareholders to the extent of distributions received by them in liquidation.

     The Fund does not currently intend to create a trust to administer liquidation distributions; however, in the event the Fund is unable to distribute all of its assets pursuant to the Liquidation Plan because of its inability to locate shareholders to whom liquidation distributions are payable, the Fund may create a liquidating trust with a financial institution and deposit any remaining assets of the Fund in such trust for the benefit of the shareholders that cannot be located. The expenses of any such trust will be charged against the liquidation distributions held therein.

     As soon as practicable after the distribution of all of the Fund's assets in complete liquidation, the officers of the Fund will close the books of the Fund and prepare and file, in a timely manner, any and all required income tax returns and other documents and instruments.

FEDERAL INCOME TAX CONSEQUENCES

     PAYMENT BY THE FUND OF LIQUIDATION DISTRIBUTIONS TO SHAREHOLDERS WILL BE A TAXABLE EVENT. BECAUSE THE INCOME TAX CONSEQUENCES FOR A PARTICULAR SHAREHOLDER MAY VARY DEPENDING ON INDIVIDUAL CIRCUMSTANCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISER CONCERNING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF RECEIPT OF A LIQUIDATING DISTRIBUTION.

     The Fund currently qualifies, and intends to continue to qualify through the end of the liquidation period, for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss) from the sale of its assets.

     The payment of liquidation distributions will be a taxable event to shareholders. Each shareholder will be viewed as having sold his or her Fund shares for an amount equal to the liquidation distribution(s) he or she receives. Each shareholder will recognize gain or loss in an amount equal to the difference between (a) the shareholder's adjusted basis in the Fund shares, and
(b) such liquidation distribution(s). The gain or loss will be capital gain or loss to the shareholder if the Fund shares were capital assets in the shareholder's hands and will be long-term if the Fund shares were held for more than one year at the time of the liquidation distribution.

     As of March 31, 2004, the Fund had $309,184 in net capital loss carryforwards that could be used to offset current or future capital gains. If the dissolution and liquidation of the Fund is approved and any capital gains are realized, the Fund will be able to use its net capital loss carryforwards to offset such gains. Any remaining capital loss carryforwards that are not used to offset capital gains realized upon liquidation will be lost, and the benefit of such capital loss carryforwards will not pass through to shareholders. If the Fund did not liquidate, it is possible that sufficient capital gains could be generated in the future to use the entire amount of the Fund's capital loss carryforwards.

     The Fund generally will be required to withhold tax at the rate of 28% with respect to any liquidation distribution paid to individuals and certain other non-corporate shareholders who have not previously certified to the Fund that their social security number or taxpayer identification number provided to the Fund is correct and that the shareholder is not subject to backup withholding.

     Payment by the Fund of a liquidation distribution to a shareholder for shares held in IRAs and other qualified retirement plans will be deemed to be a withdrawal from the plan. Withdrawals from qualified retirement plans are includable in income and taxable depending on the type of plan and contributions. The liquidation distribution may be deemed to be an early distribution from the plan and subject to an additional 10% tax if the shareholder is under the age of 59 1/2. Liquidation distributions for Fund shares held in a qualified plan will be subject to a 10% tax withholding. To exclude the liquidation distribution from income, and avoid the additional early distribution tax, the liquidation distribution may be timely and properly rolled over into an IRA or other qualified plan after the distribution has been received. However, the liquidation distribution will be subject to tax withholding.

     For Fund shares held in an IRA or other qualified retirement plan, it may be advantageous for the shareholder to exchange the Fund shares held in the plan for shares of another Sit Mutual Fund prior to the Fund's dissolution, or directly transfer or rollover the Fund shares into another IRA or other qualified plan with another sponsor prior to the Funds' dissolution. If a shareholder transfers or rolls over the shares prior to the Fund's dissolution, the shareholder will avoid receiving a liquidation distribution.

     The foregoing summary is generally limited to the material federal income tax consequences to shareholders who are individual United States citizens and who hold shares as capital assets. It does not address the federal income tax consequences to shareholders who are corporations, trusts, estates, tax-exempt organizations or non-resident aliens. This summary does not address state or local tax consequences. Shareholders are urged to consult their own tax advisers to determine the extent of the federal income tax liability they would incur as a result of receiving a liquidation distribution, as well as any tax consequences under any applicable state, local or foreign laws.

REQUIRED VOTE

     The affirmative vote of a majority of the Fund's shares entitled to vote at the meeting is required to approve the Liquidation Plan and Articles of Amendment. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE LIQUIDATION PLAN AND ARTICLES OF AMENDMENT.

SHAREHOLDER PROPOSALS

     Under the Securities Exchange Act of 1934 (the "Exchange Act"), Fund shareholders may submit proposals to be considered at the next annual meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received in writing at the Fund's offices no later than May 13, 2005. Shareholders also may submit proposals to be voted on at the next annual meeting without having the proposals included in the Fund's proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Fund's proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal unless written notice of the proposal is presented to the Fund not later than July 27, 2005.

SHAREHOLDERS WITH THE SAME ADDRESS

     The Fund's practice is to "household," or consolidate, shareholder mailings of proxy statements to shareholders who share the same address. This means that a single copy of this proxy statement is sent to the address of record. If at any time you wish to receive multiple copies of the proxy statement at your address, you may contact the Fund by phone at (800) 332-5580 or by mail at 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, and the Fund will mail additional proxy statements for each of your accounts within 5 days of your request. You may also contact the Fund in the same manner and request that you receive a single copy of proxy statements if you are receiving multiple copies at a particular address.



     Dated: April 5, 2005


                                       By Order of the Board of Directors

                                       /s/ Eugene C. Sit

                                       EUGENE C. SIT
                                       CHAIRMAN

                                                                       EXHIBIT A



              PLAN OF DISSOLUTION AND LIQUIDATION OF SIT BOND FUND

     (a) As of 3:00 p.m. of the date of approval of this Plan of Dissolution and Liquidation by the shareholders of Sit Bond Fund (the "Fund"), represented by the Series C common shares of Sit Mutual Funds II, Inc., the Fund will cease to carry on its business. As soon thereafter as possible, the proper officers of the Fund shall perform such acts, execute and deliver such documents, and do all things as may be reasonably necessary or advisable to complete the dissolution and liquidation of the Fund, including, but not limited to, the following: (i) sell all of the portfolio securities and any and all other property and assets of the Fund for cash at one or more public or private sales and at such prices and on such terms and conditions as such officers shall determine to be reasonable and in the best interests of the Fund and its shareholders; (ii) to the extent possible, prosecute, settle or compromise all claims or actions of the Fund or to which the Fund is subject; (iii) file Form 966 with the Internal Revenue Service, together with certified copies of the directors' and shareholders' resolutions approving this Plan; and (iv) execute in the name and on behalf of the Fund those contracts of sale, deeds, assignments, notices and other documents as in the judgment of such officers may be necessary, desirable or convenient in connection with the carrying out of the dissolution and liquidation of the Fund. All references in this Plan of Dissolution and Liquidation to the "proper officers of the Fund" shall include, where appropriate, proper officers of Sit Investment Associates, Inc., the Fund's investment adviser (the "Adviser"), acting on behalf of the Fund.

     (b) The proper officers of the Fund then shall apply the assets of the Fund to the payment, satisfaction and discharge of all existing debts and obligations of the Fund and distribute in one or more payments the remaining assets among the shareholders of the Fund, with each shareholder receiving his or her proportionate share of each payment. All expenses of the dissolution and liquidation of the Fund, except for interest, brokerage commissions and transaction charges and certain extraordinary expenses, if any, will be borne by the Adviser.

     (c) The proper officers of the Fund may, if such officers deem it appropriate, establish a reserve to meet any contingent liabilities of the Fund, including all claims or actions to which the Fund is subject, and any amount that is placed in such reserve shall be deducted from the net assets distributable to shareholders until the contingent liabilities have been settled or otherwise determined and discharged.

     (d) In the event the Fund is unable to distribute all of the net assets distributable to shareholders because of the inability to locate shareholders to whom liquidation distributions are payable, the proper officers of the Fund may create in the name and on behalf of the Fund a liquidation trust with a financial institution and, subject to applicable law, deposit any remaining assets of the Fund in such trust for the benefit of the shareholders that cannot be located. The expenses of any such trust shall be charged against the assets held therein.

     (e) On the date of approval of this Plan of Dissolution and Liquidation by Fund shareholders, or as soon thereafter as possible, the proper officers of the Fund shall file Articles of Amendment to the Amended and Restated Articles of Incorporation, in the form attached hereto, reflecting the dissolution of the Fund with the Secretary of State of the State of Minnesota in accordance with Minnesota law.

                ATTACHMENT TO PLAN OF DISSOLUTION AND LIQUIDATION

                              ARTICLES OF AMENDMENT
                                     TO THE
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                            SIT MUTUAL FUNDS II, INC.

     The undersigned officer of Sit Mutual Funds II, Inc. (the "Corporation"), a corporation subject to the provisions of Chapter 302A of the Minnesota Statutes, hereby certifies that the Corporation's Board of Directors and shareholders, at meetings held February 20, 2005 and April 28, 2005, respectively, adopted the resolutions hereinafter set forth; and such officer further certifies that the amendments to the Corporation's Amended and Restated Articles of Incorporation set forth in such resolutions were adopted pursuant to said Chapter 302A.

     WHEREAS, the Corporation is registered as an open-end management investment company (I.E., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets; and

     WHEREAS, it is desirable and in the best interests of the holders of the Series C shares of the Corporation (also known as the "Sit Bond Fund") that the assets belonging to such series be liquidated; and

     WHEREAS, the Corporation wishes to provide for the pro rata distribution of the proceeds of such liquidation received by it to holders of shares of the Corporation's Sit Bond Fund and the simultaneous cancellation and retirement of the outstanding shares of the Corporation's Sit Bond Fund; and

     WHEREAS, the Corporation has approved a Plan of Dissolution and Liquidation providing for the foregoing transactions; and

     WHEREAS, the Plan of Dissolution and Liquidation requires that, in order to bind all holders of shares of the Corporation's Sit Bond Fund to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of the outstanding shares of the Corporation's Sit Bond Fund, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

     NOW, THEREFORE, BE IT RESOLVED, that Section 5(a) of the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby is, amended as set forth below.

          5(a) Ten billion (10,000,000,000) of the Shares may be issued by the Corporation in a series designated "Series A Common Shares," ten billion (10,000,000,000) of the Shares may be issued by the Corporation in a series designated "Series B Common Shares," and the remaining nine hundred eighty billion (980,000,000,000) Shares authorized by this Article 5 shall initially be undesignated Shares (the "Undesignated Shares"). Any series of the Shares shall be referred to herein individually as a "Series" and collectively herein, together with any further series from time to time created by the Board of Directors, as "Series." The Undesignated Shares may be issued in such Series with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations, or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of any Series as may be adopted from time to time by the Board of Directors of the Corporation pursuant to the authority hereby vested in the Board of Directors. Each Series of Shares which the Board of Directors may establish, as provided herein, may evidence, if the Board of Directors shall so determine by resolution, an interest in a separate and distinct portion of the Corporation's assts, which shall take the form of a separate portfolio of investment securities, cash and other assets. Authority to establish such separate portfolios is hereby vested in the Board of Directors of the Corporation, and such separate portfolios may be established by the Board of Directors without the authorization or approval of the holders of any Series of Shares of the Corporation. Such investment portfolios in which Shares of the Series represent interests are also hereinafter referred to as "Series."

     BE IT FURTHER RESOLVED, that as of 3:00 p.m. Central time on the date of approval of the Plan of Dissolution and Liquidation by the shareholders of Sit Bond Fund, represented by the Series C common shares of Sit Mutual Funds II, Inc., the Sit Bond Fund will cease to carry on its business.

     BE IT FURTHER RESOLVED, that all issued and outstanding Series C common shares shall simultaneously be canceled on the books of the Series and retired. From and after this time, the Series C common shares herein canceled and retired shall have the status of Undesignated Shares.

     IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed these Articles of Amendment on behalf of the Corporation on April ____, 2005.



                                       SIT MUTUAL FUNDS II, INC.

                                       -----------------------------------------
                                       Michael J. Radmer
                                       Secretary

                                  SIT BOND FUND
                                   A SERIES OF
                            SIT MUTUAL FUNDS II, INC.
                                 3300 IDS CENTER
                             80 SOUTH EIGHTH STREET
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 28, 2005

         The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, and Paul E. Rasmussen, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of common shares of the Sit Bond Fund (the "Fund"), a series of Sit Mutual Funds II, Inc., held of record by the undersigned on March 23, 2005, at a Special Meeting of Shareholders of the Fund, to be held on April 28, 2005, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

                                       Date:                           , 2005
                                            ---------------------------


                                       -----------------------------------------
                                       Signature(s) (Title(s), if applicable)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:      FOR     AGAINST      ABSTAIN

1.  Approval of the Plan of Dissolution and         [ ]       [ ]          [ ]
Liquidation and related Articles of
Amendment

2.  In their discretion, the Proxies are
authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER INDICATED ON THE REVERSE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.


            TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN,
               DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                         ENCLOSED POSTAGE-PAID ENVELOPE.